UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

August 23, 2004

Maxtor Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16447	77-0123732

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 McCarthy Blvd., Milpitas, California 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 894-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2004, Maxtor Corporation (the “Company”) entered into an Employment Offer Letter with Michael A. Bless whereby Mr. Bless shall serve as the Company’s Executive Vice President, Finance and Chief Financial Officer. Under the Agreement, Mr. Bless will receive a monthly salary of $33,333.34, a grant of an option to purchase 200,000 shares of the Company’s common stock, subject to Board approval and the terms of the Company’s Amended and Restated 1996 Stock Option Plan, a grant of 35,000 Restricted Stock Units, subject to the terms of the Company’s Restricted Stock Unit Plan, and other compensation as set forth in the Employment Offer Letter attached as Exhibit 99.1 to this Current Report. As of the same date the Company also entered into an Executive Retention and Severance Participation Agreement with Mr. Bless by which he will participate in the Company’s Executive Retention and Severance Plan and a Restricted Stock Unit Award Agreement by which he will be receiving the 35,000 Restricted Stock Units, each with terms and conditions set forth in the forms of such agreements previously filed by the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 23, 2004, the Company appointed Michael A. Bless to serve as its Executive Vice President, Finance and Chief Financial Officer, as announced in the Company’s press release attached as Exhibit 99.2 to this Current Report, replacing Theodore A. Hull who had been serving as Acting Chief Financial Officer. Mr. Bless will serve as the Company’s principal financial officer and principal accounting officer effective August 23, 2004.

Mr. Bless served as Senior Vice President and Chief Financial Officer of Rockwell Automation Inc., a provider of industrial power, control and information solutions, from 2001-2004. He also served as Vice President, Finance of Rockwell Automation Controls Systems, Rockwell’s largest operating unit from 1999-2001 and Rockwell’s Vice President, Corporate Development and Planning from 1997-1999. Mr. Bless is 39 years old.

See disclosure under Item 1.01 above for material terms of Mr. Bless’ employment offer letter and other material terms of his employment.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Description
99.1	Employment Offer Letter dated as of August 23, 2004 from Maxtor Corporation to Michael A. Bless.
99.2	Press Release dated August 23, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2004

MAXTOR CORPORATION
By:	/s/ Paul J. Tufano
	Name:	Paul J. Tufano
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
No.	Description
99.1	Employment Offer Letter dated as of August 23, 2004 from Maxtor Corporation to Michael A. Bless.
99.2	Press Release dated August 23, 2004.

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